Exhibit 10(b)(4)(b)

FIRST AMENDMENT TO SECURED LOAN AND SERVICING AGREEMENT

THIS FIRST AMENDMENT, dated as of November 30, 2005 (this “Amendment”), is entered into in connection with that certain Secured Loan and Servicing Agreement, dated as of August 26, 2005 (as amended, supplemented, restated or replaced from time to time, the “Secured Loan and Servicing Agreement”), by and among NewStar Short-Term Funding LLC, as the borrower (together with its successors and assigns in such capacity, the “Borrower”), NewStar Financial, Inc., as the originator (together with its successors and assigns in such capacity, the “Originator”) and as the servicer (together with its successors and assigns in such capacity, the “Servicer”), MMP-5 Funding, LLC, as the lender (together with its successors and assigns in such capacity, the “Lender”), IXIS Financial Products Inc., as the Administrative Agent (together with its successors and assigns in such capacity, the “Administrative Agent”), and U.S. Bank National Association, as the trustee (together with its successors and assigns in such capacity, the “Trustee”). Capitalized terms used but not defined herein shall have the meanings provided in the Secured Loan and Servicing Agreement.

R E C I T A L S

WHEREAS, the parties hereto entered into that certain Secured Loan and Servicing Agreement;

WHEREAS, the parties hereto desire to amend the Secured Loan and Servicing Agreement in certain respects as provided herein;

NOW, THEREFORE, based upon the above Recitals, the mutual premises and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

SECTION 1. AMENDMENTS.

(a) The definition of “Concentration Limits” in Section 1.1 is hereby amended by inserting the words “or Mezzanine Loans” after the words “Subordinated Loans” in clauses (a)(i) and (a)(ii) thereof.

(b) The definition of “Delinquent Loan” in Section 1.1 is hereby amended by replacing the words “at least 60 days” with “more than three Business Days” in each place it appears.

(c) Clause (ww)(2) of the definition of “Eligible Loan” in Section 1.1 is hereby amended by replacing the words “transfer and assignment” in clause (v) thereof with the word “Grant”.

(d) Clause (b) of the definition of “Retained Interest” in Section 1.1 is hereby amended by deleting the words “and/or by the Borrower to the Lender”.

(e) The definition of “Principal Balance” in Section 1.1 is hereby amended by deleting the second sentence thereof and inserting the following in its place: “The Principal Balance of (i) a Charged-Off Loan, (ii) a Charged-Off Portfolio Asset, (iii) any Prepaid Asset which has been prepaid in full or (iv) any Equity Security shall equal $0.”

(f) Clause (c) of Section 2.16(a) is hereby amended by replacing the words “conveyed to the Lender” with “Granted to the Trustee”.

(g) Section 13.1 is hereby amended by deleting the parenthetical “(other than Appendix B)” in the second line thereof.

SECTION 2. AGREEMENT IN FULL FORCE AND EFFECT AS AMENDED.

Except as specifically amended hereby, all provisions of the Secured Loan and Servicing Agreement shall remain in full force and effect. After this Amendment becomes effective, all references to the Secured Loan and Servicing Agreement, “hereof,” “herein,” or words of similar effect referring to the Secured Loan and Servicing Agreement shall be deemed to mean the Sale and Servicing Agreement as amended hereby. This Amendment shall not constitute a novation of the Secured Loan and Servicing Agreement, but shall constitute an amendment thereof. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Secured Loan and Servicing Agreement other than as expressly set forth herein.

SECTION 3. REPRESENTATIONS AND WARRANTIES.

Each of the Originator, the Borrower and the Servicer represents and warrants with respect to itself as of the date of this Amendment as follows:

(a) it is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization;

(b) the execution, delivery and performance by it of this Amendment are within its powers, have been duly authorized, and do not contravene (A) its charter, by-laws, or other organizational documents, or (B) any Applicable Law;

(c) no consent, license, permit, approval or authorization of, or registration, filing or declaration with any governmental authority, is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment by or against it;

(d) this Amendment has been duly executed and delivered by it;

(e) this Amendment constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity;

(f) it is not in default under the Secured Loan and Servicing Agreement; and

(g) there is no Termination Event, Unmatured Termination Event, or Servicer Default.

SECTION 4. CONDITIONS TO EFFECTIVENESS.

The effectiveness of this Amendment is conditioned upon delivery of executed signature pages by all parties hereto to the Agent.

SECTION 5. MISCELLANEOUS.

(a) This Amendment may be executed in any number of counterparts (including by facsimile), and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.

(b) The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

(c) This Amendment may not be amended or otherwise modified except as provided in the Secured Loan and Servicing Agreement.

(d) The failure or unenforceability of any provision hereof shall not affect the other provisions of this Amendment.

(e) Whenever the context and construction so require, all words used in the singular number herein shall be deemed to have been used in the plural, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.

(f) This Amendment represents the final agreement between the parties only with respect to the subject matter expressly covered hereby and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties. There are no unwritten oral agreements between the parties.

(g) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

THE BORROWER	NEWSTAR SHORT-TERM FUNDING LLC

	By:	Newstar Financial, Inc., its Designated Manager

	By:	/s/ Illegible
Name:
Title:

THE ORIGINATOR AND SERVICER:	NEWSTAR FINANCIAL, INC.

	By:	/s/ Illegible
Name:
Title:

MMP-5:	MMP-5 FUNDING, LLC

	By:	/s/ Bernard J. Angelo
	Name:	Bernard J. Angelo
	Title:	Vice President

NewStar-Amendment No. 1 to SLSA

THE ADMINISTRATIVE AGENT:	IXIS FINANCIAL PRODUCTS INC.

	By:	/s/ Ralph J. Inglese
	Name:	Ralph J. Inglese
	Title:	Managing Director

	By:	/s/ Christopher Hayden
	Name:	Christopher Hayden
	Title:	Managing Director

THE TRUSTEE:	U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity but solely as Trustee

	By:	/s/ Kyle Beth Harcourt
	Name:	Kyle Beth Harcourt
	Title:	Vice President

NewStar-Amendment No. 1 to SLSA